VAN KAMPEN FOCUS PORTFOLIOS, SERIES 243
         Morgan Stanley U.S. Multinational IndexSM Portfolio, Series 5A Morgan Stanley U.S. Multinational IndexSM Portfolio, Series 5B

                          SUPPLEMENT TO THE PROSPECTUS

         Notwithstanding anything to the contrary in the prospectus, as a result of the acquisition of Bestfoods by Unilever PLC in a cash transaction, the stock of Bestfoods is no longer included in the Portfolios described above.

Dated: October 5, 2000